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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                       FORM S-8 REGISTRATION STATEMENT FOR
     CAMPBELL SOUP COMPANY SAVINGS AND 401(k) PLAN FOR HOURLY-PAID EMPLOYEES

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Coleman and John J. Furey, and each of them severally, until April 30, 1997, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participations in the Campbell Soup Company Savings and 401(k) Plan for Hourly-Paid Employees and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fat and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         CAMPBELL SOUP COMPANY                                February 27, 1997
         ---------------------
                                    Signature
                                    ---------

/s/ David W. Johnson                      /s/ Phillip E. Lippincott
------------------------------            --------------------------------
David W. Johnson                          Phillip E. Lippincott
Chairman, President and Chief             Director
Executive Officer and Director

/s/ Alva A. App                           /s/ Mary Alice Malone
------------------------------            --------------------------------
Alva A. App                               Mary Alice Malone
Director                                  Director

/s/ Edmund M. Carpenter                   /s/ Charles H. Mott
------------------------------            --------------------------------
Edmund M. Carpenter                       Charles H. Mott
Director                                  Director

/s/ Bennett Dorrance                      /s/ George M. Sherman
------------------------------            --------------------------------
Bennett Dorrance                          George M. Sherman
Director                                  Director

/s/ Thomas W. Field, Jr.                  /s/ Donald M. Stewart
------------------------------            --------------------------------
Thomas W. Field, Jr.                      Donald M. Stewart
Director                                  Director

/s/ Kent B. Foster                        /s/ George Strawbridge, Jr.
------------------------------            --------------------------------
Kent B. Foster                            George Strawbridge, Jr.
Director                                  Director

/s/ Harvey Golub                          /s/ Charlotte C. Weber
------------------------------            --------------------------------
Harvey Golub                              Charlotte C. Weber
Director                                  Director

/s/ David K. P. Li
------------------------------
David K. P. Li
Director